                                                                    EXHIBIT 10.1

                                AGENCY AGREEMENT


     MEMORANDUM OF AGREEMENT made as of the 19th day of December, 1994


BETWEEN:

               KWIKSTAR COMMUNICATIONS LTD., a corporation incorporated under the laws of the Province of Alberta, with an office in the City of Vancouver, in the Province of British Columbia;

               (the "Corporation")

                         - and -

               YORKTON SECURITIES INC., a corporation incorporated under the laws of the Province of Ontario, with an office in the City of Calgary, in the Province of Alberta

               (the "Agent")

                         - and -

               MONTREAL TRUST COMPANY OF CANADA, a trust company incorporated under the laws of Canada, with an office in the City of Calgary, in the Province of Alberta

               (the "Trustee")


          WHEREAS:


A. the Corporation is or will become a distributing corporation incorporated under the laws of the Province of Alberta; and
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                                     Page 2

B. the Corporation wishes to raise funds for the purposes described in the Prospectus in the amount of $300,000 by the sale of 2,000,000 Common Shares of the Corporation to the Purchasers; and

C. the Corporation has agreed to file a Prospectus in accordance with the securities legislation in the Province of Alberta in order to qualify for distribution 2,000,000 Common Shares and the Agent's option to acquire up to 200,000 Common Shares upon exercise of the Option; and

D. the Corporation has agreed to retain the Agent as its exclusive agent to solicit subscriptions for the Common Shares offered pursuant to the Prospectus and the Agent has agreed to act in such capacity upon the terms and conditions hereinafter set out; and

E. the Trustee has agreed to act as trustee of all subscription funds on behalf of the Corporation subject to the terms and conditions hereof;

          NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I
                                 INTERPRETATION
                                 --------------

1.1 For the purposes of this Agreement, including the recitals and any amendment hereto, the following words and phrases shall have the following meanings:

          (a) "Agreement" means this agreement and the schedules hereto;

          (b) "Closing" means the completion of the transactions herein contemplated on the Closing Date as herein provided;

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                                     Page 3

          (c) "Closing Date" means a date that is 90 days from the date of issuance of a receipt for the Prospectus by the Commission or such earlier date as may be determined by the Corporation and the Agent or such other time as may be authorized by the Chief and may be agreed to by the Corporation and the Agent;

          (d) "Chief" means the Chief of Securities Administration of the Commission;

          (e)  "Commission" means the Agency of the Alberta Securities
               Commission;

          (f) "Common Shares" means fully paid and non-assessable common shares of the Corporation;

          (g) "Offering" means the offer by the Corporation to sell Common Shares as contemplated by the Prospectus and this Agreement;

          (h) "Option" means the sole, exclusive, irrevocable and non-transferable option to purchase 200,000 Common Shares, at a price of $0.15 per Common Share, granted by the Corporation to the Agent in accordance with paragraph 3.3;

          (i) "Option Price" means the price per Common Share set forth in subparagraph 1.1 (h) above;

          (j) "Preliminary Prospectus" means the preliminary prospectus of the Corporation dated October 20, 1994 duly filed with the Commission;

          (k) "Prospectus" means the prospectus of the Corporation, approved, signed and certified in accordance with the Securities Act (Alberta) and relating to the offering and distribution of the Common Shares in the Qualifying Jurisdiction by the Corporation;

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                                     Page 4

          (l) "Purchaser" means those subscribers whose offers to purchase Common Shares are accepted by the Agent;

          (m)  "Qualifying Jurisdiction" means the Province of Alberta;

          (n) "Securities Legislation" means the applicable securities legislation, policies, notices and orders of the Qualifying Jurisdiction;

          (o) "Subscription Funds" means the funds received in respect of subscriptions for Common Shares pursuant to and in accordance with the terms of the Prospectus and this Agreement;

          (p) "Time of Closing" means 10:00 a.m. Calgary time on the Closing Date or such other time on the Closing Date as the Corporation and the Agent may agree;

          (q) "Total Subscription" means subscriptions received and accepted which aggregate the amount of $300,000.

1.2 For the purposes of this Agreement, all references to "Dollars" or "$" shall mean Canadian funds, unless otherwise specified.

1.3 The headings of the Sections and Articles of this Agreement are inserted for convenience of reference only arid shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

1.4 Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine and neuter genders and words importing persons shall include companies, corporations, partnerships, syndicates, trusts and any number or aggregate of persons.
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                                     Page 5

                                   ARTICLE II
                              APPOINTMENT OF AGENT
                              --------------------

2.1 Subject to the terms hereof, the Agent is hereby appointed by the Corporation as, and the Agent hereby agrees to act as, the sole and exclusive agent of the Corporation to solicit Purchasers of the Common Shares pursuant to the Offering provided however, that the Agent may retain as sub-agents other registered securities dealers and may receive subscriptions from such securities dealers. The Agent will use its best efforts to solicit subscriptions for Common Shares pursuant to the Offering at the price set forth in the Prospectus. The Agent shall act as agent only and shall be under no obligation to purchase any of the Common Shares.

2.2 The Agent shall secure from each proposed Purchaser of Common Shares hereunder such certificates, documents and forms as may be required by the Securities Legislation and such questionnaires, undertakings and other material as may, in the opinion of the Agent, be required by The Alberta Stock Exchange.


                                  ARTICLE III
                                  AGENT'S FEES
                                  ------------

3.1 In consideration of the Agent agreeing to act as agent for the Offering, the Corporation agrees to pay to the Agent at the Time of Closing, upon due completion of the sale of the Common Shares offered pursuant to the Offering, a fee equal to ten (10%) per cent of the aggregate principal amount of Common Shares sold provided however, that no commission shall be payable unless the Corporation receives the Total Subscription. The Agent's fees shall be paid by the Corporation to the Agent by certified cheque or in such other manner as is satisfactory to the Agent.

3.2 If the Agent retains sub-agents or receives subscriptions from sub-agents, the Agent, in its sole discretion, shall pay them a fee as may be agreed among them, but in no event shall the Corporation be required to pay a fee in excess of 10% of the Total Subscription.
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                                     Page 6

3.3 Notwithstanding the fact that the Agent is not obligated to purchase any Common Shares under the Prospectus, and on the express condition precedent that Closing occurs, the Corporation hereby agrees to grant to the Agent, at the Closing, the Option subject to the further terms and conditions in the option agreement appended hereto as Schedule "A" (the "Option Agreement"). The Corporation and the Agent intend that the Option be qualified under and be distributed pursuant to the Prospectus.

                                   ARTICLE IV
                                 SUBSCRIPTIONS
                                 -------------

4.1       The Corporation will, subject to the provisions of Section 4.3 hereof:

          (a) at such time as the Total Subscription has been received and accepted by the Agent; or

          (b)  at 10:00 a.m. Calgary time on the Closing Date;

          whichever shall first occur, close the subscription books and thereafter shall not receive any further' subscriptions for Common Shares.

4.2 Residents of the Qualifying Jurisdiction may subscribe for Common Shares by delivering to the Agent on or prior to the Closing Date:

          (a) payment of the aggregate subscription price in respect of the Common Shares subscribed for;

          (b) the appropriate offer to purchase Common Shares together with such certificates, documents and forms as, in the opinion of the Agent, may be required; and
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                                     Page 7

          (c) appropriate delivery and registration instructions in respect of the Common Shares subscribed for.

4.3 Subscription Funds received by the Agent shall be delivered by the Agent as soon as practicable after receipt, and in any event prior to the Time of Closing, to the Trustee to be held by the Trustee in trust for the Purchasers pursuant to the terms of this Agreement, and shall be dealt with by the Trustee as provided in Article V hereof.

                                   ARTICLE V
                                  THE TRUSTEE
                                  -----------

5.1 The Trustee is hereby appointed as escrow agent and custodian for the receipt and holding of any and all Subscription Funds in accordance with section
4.3 and the Trustee, by its execution and delivery of this Agreement, accepts such appointment.

5.2 The Trustee shall receive, tabulate, hold and account for all Subscription Funds received by it.

5.3 The Trustee may accept Subscription Funds in the form of cash, certified cheque or bank draft or in other form acceptable to the Trustee.

5.4 The Trustee shall hold Subscription Funds, in an interest bearing account, until the Time of Closing at which time such funds shall be released in accordance with the provisions of Article VII.

5.5 Prior to requesting a release of Subscription Funds, the Corporation shall deliver to the Trustee a Certificate of the Corporation and the Agent jointly confirming acceptance by the Corporation and the Agent of the Total Subscription.
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                                     Page 8

                                   ARTICLE VI
                              INDEMNITY OF TRUSTEE
                              --------------------

6.1 The Corporation shall indemnify and save harmless the Trustee against and from all costs which may be incurred by the Trustee in performance of its duties hereunder; provided, however, that all Subscription Funds, while in the custody of the Trustee, shall be and shall remain at the sole risk and responsibility of the Trustee. The Trustee shall be liable to the Corporation for any loss related to the Subscription Funds or any interest thereon while in the custody of the Trustee.

6.2 Without limiting any protection or indemnity of the Trustee under any other provisions hereof, or otherwise at law, the Corporation hereby agrees to indemnify and hold harmless the Trustee from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal or advisor fees and disbursements, of whatever kind and nature, which may at any time be imposed on, incurred by or ascertained against the Trustee in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the negligence or willful misconduct of the Trustee. This provision shall survive the resignation or removal of the Trustee, or the termination of this Agreement.

6.3 The Trustee may, in relation to the trusts herein created, act on the opinion or advice or information obtained from any lawyer or other expert, whether retained by the Trustee, the Corporation or the Agent, or otherwise, but shall not be bound to act upon such opinion, advice or information and shall not be held responsible for any loss occasioned for so acting or not so acting, as the case may be, except where such loss results from the gross negligence or gross misconduct of the Trustee. The Trustee may employ such assistants as may be necessary to properly discharge its duties and may pay any reasonable moneys required for any legal or other advice as aforesaid.

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                                     Page 9

6.4 In respect of the discharge of any of its duties set forth hereunder, the Trustee shall be entitled to rely upon a certificate signed by the President of the Corporation.

                                  ARTICLE VII
                         RELEASE OF SUBSCRIPTION FUNDS
                         -----------------------------

7.1 The Trustee shall not at any time deliver any Subscription Funds received by it to the Corporation until it shall have received each of the following:

          (a)  the Certificate referred to in Section 5.5 hereof;

          (b) a written request from the Corporation requesting the delivery of Subscription Funds;

          (c) a written instruction from the Agent instructing the Trustee to deliver the Subscription Funds to the Corporation; and

          (d) a certificate signed by the Agent, to the effect that the Total Subscription for the Common Shares from not less than 300 boardlot (as defined in the rules of The Alberta Stock Exchange) subscribers have been received.


7.2 Upon receiving the documentation referred to in Section 7.1 hereof, subject to Sections 7.4 and 12.1 hereof, the Trustee shall forthwith deliver to the Corporation all Subscription Funds held by it pursuant to this Agreement, together with all interest earned thereon.

7.3       If the Trustee has not received the documentation referred to in
Section 7.1 hereof at or prior to the Time of Closing, the Trustee shall, promptly thereafter, remit by ordinary mail and in any case not later than 30 days from the Time of Closing, to each subscriber whose

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                                    Page 10

Subscription Funds are held by the Trustee, his Subscription Funds, without interest or deduction.

7.4 If the subscription of any subscriber delivered to the Agent is for any reason rejected (in whole or in part) by the Corporation, the Subscription Funds in respect of such rejected subscription shall be forthwith returned to such subscriber without interest or deduction.

7.5 All interest which shall have accrued with respect to the Subscription Funds held pursuant to section 5.4 hereof shall be paid to the Corporation.

                                  ARTICLE VIII
                                  TRUSTEE FEE
                                  -----------

8.1 The Corporation will pay to the Trustee for its services as Trustee hereunder the remuneration mutually agreed to by the Corporation and the Trustee and, in addition, the Trustee, upon presentation of its accounting and supporting invoices therefor, shall be reimbursed for all reasonable disbursements and out-of-pocket costs incurred by it in the furtherance of its duties hereunder, including, without limiting the generality of the foregoing, any reasonable costs and disbursements incurred pursuant to section 5.1 hereof.


                                 ARTICLE IX
               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION
               -------------------------------------------------

          The Corporation represents and warrants to the Agent and the Trustee, and hereby acknowledges that the Agent and Trustee are relying on such representations and warranties in entering into this Agreement that:

9.1 The Corporation has been duly incorporated and organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and has all the requisite corporate powers and capacity to carry on its business as now conducted and as presently


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proposed to be conducted and to own, lease and conduct operations upon its proposed properties and assets;

9.2 The Corporation is conducting its business in compliance with all applicable laws, rules and regulations in the jurisdictions in which its business is carried on;

9.3 The authorized capital of the Corporation consists of the share capital as disclosed in the Prospectus, and such number of Common Shares is issued and outstanding as is disclosed in the Prospectus and all of the issued and outstanding Common Shares of the Corporation have been duly issued and are fully paid and non-assessable and no person, from or corporation has any agreement or option, or right or privilege, whether preemptive or contractual, capable of becoming an agreement, including convertible securities, for the purchase, subscription or issuance of any unissued shares or other securities of the Corporation except as disclosed in the Prospectus;

9.4 There is to the knowledge of the Corporation, no action, proceeding or investigation pending or threatened against the Corporation or any of its subsidiaries before or by any federal, provincial, state, municipal, county or other governmental department, commission, board or agency, domestic or foreign, which may result in any material adverse change in the business or in the condition, financial or otherwise, of the Corporation, or which questions the validity of any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement or as contemplated by the Prospectus, or which questions in any aspect material to their respective businesses the authority of any party, or of any authority or jurisdiction which has purported to grant the same, to grant concessions, permits, rights, claims, leases or other similar interests referred to in the Prospectus;

9.5 The audited financial statements of the Corporation included in the Prospectus present fairly the financial position of the Corporation at the date indicated and there has not been any material adverse change in such position since such date;

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                                    Page 12

9.6 Except as disclosed herein or in the Prospectus, there is no person, firm or corporation acting or purporting to act for the Corporation entitled to any brokerage or finder's fee in connection with any of the transactions contemplated hereunder;

9.7 The Corporation is not in violation of, and the execution and delivery by the Corporation of this Agreement will not result in any breach or violation of, or be in conflict with, or constitute a default, to any material extent, under any term or provision of the constating documents of the Corporation or any shareholders' or directors' resolutions of the Corporation, or any agreement to which the Corporation is a party or by which the Corporation or any of its property is bound, and this Agreement has been duly authorized, executed and delivered by the Corporation;

9.8 No approval, authorization, consent or other order of any governmental authority is required in connection with the execution and delivery or with the performance by the Corporation of this Agreement except requisite filings with the Commission and The Alberta Stock Exchange if the same are required;

9.9 None of the directors or senior officers of the Corporation, any holder of more than 10% of its outstanding Common Shares, or any associate or affiliate of any of the foregoing persons or companies as such terms are defined in the Securities Act (Alberta) has, or has had any material interest, direct or indirect, in any continuing or existing material transaction or has any material interest, direct or indirect, in any proposed material transaction which, as the case may be, is material to or will materially affect the Corporation, except as stated in the Prospectus;

9.10 No securities commission or other governmental authority has issued any order preventing or suspending the use of the Prospectus;

9.11 All statements, facts, data, information and material made, furnished or provided from time to time by the Corporation to the Agent relating to the Corporation and the Purchasers are true and correct, all material facts relating to the Corporation have been fully disclosed to the Agent and such statements, facts, data, information and material did not and do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make any statement or fact contained therein not misleading in light of the circumstances in which it was made;

9.12 The directors and senior officers of the Corporation have reviewed and duly approved the Prospectus and have authorized its distribution by the Agent to Purchasers of the Common Shares hereunder;

9.13 None of the statements or facts contained in the Prospectus is false or misleading in any way and there has been no omission to state any material fact therein necessary in order to make any statement contained therein not misleading in light of the circumstances in which it was made;

9.14 The Prospectus complies with the requirements of the Securities Legislation of the Qualifying Jurisdiction so as to permit its use in the solicitation of subscriptions for Common Shares from the public in the Qualifying Jurisdiction;

9.15 The Trustee, at its principal offices in the City of Calgary, has been appointed transfer agent and registrar for the Common Shares of the Corporation; and

9.16 The aforesaid representations and warranties are true as of the date hereof and shall be true as of the Time of Closing.


                                   ARTICLE X
                          COVENANTS OF THE CORPORATION
                          ----------------------------

10.1 The Corporation will use its best efforts to take or cause to be taken all steps and proceedings that may be necessary under the Securities Legislation, including but not limited to the filing of the Prospectus and the obtaining of a receipt therefor from the Commission, to qualify the Common Shares for sale to the public resident in the Qualifying Jurisdiction through the Agent and registrants who have complied with the Securities Legislation, by not later than seven days after the date of the issuance of a receipt for the Prospectus or such later date or dates as may be agreed to between the Agent and the Corporation in writing.

10.2 The Corporation shall promptly notify the Agent in writing of full particulars of any material change, actual, anticipated or threatened, during the period of distribution to the public of the Common Shares pursuant to the
Offering:

          (a)  in the business or affairs of the Corporation, or

          (b) in any material fact contained or referred to in the Prospectus or in any material supplemental thereto supplied by the Corporation, which is of such a nature as to render the Prospectus or material supplemental thereto, misleading or untrue and the Corporation shall file under the applicable Securities ]Legislation, with all possible dispatch, and in any event within any statutory limitation therefor, such new or correcting information, amendments and other documents as the circumstances may require. The Corporation shall further provide the Agent with such copies of such information, amendments or other documents as the Agent may reasonably require.

10.3 The Corporation shall in good faith discuss with the Agent any change in circumstances which is of a nature that there is reasonable doubt as to whether notice in writing need be given to the Agent pursuant to paragraph 10.2

10.4 The Corporation covenants with the Agent that it will advise the Agent promptly of any request of the Commission, The Alberta Stock Exchange or other regulatory body for any amendment to the Prospectus or for any additional information, or the issuance by the Commission, The Alberta Stock Exchange or any other regulatory body of any cease trading order or suspension order relating to the Common Shares or of the institution of any such proceedings. The Corporation covenants to use its best efforts to prevent the issuance of any such cease trading order or suspension order and, if issued, to obtain the withdrawal thereof as soon as possible.

10.5 The Corporation from time to time at its expense shall deliver to the Agent, at the direction of the Agent, as many commercial copies of the Prospectus (and in the event of an amendment, of such amended Prospectus) as it may reasonably request, and any such delivery shall constitute the consent of the Corporation to the use thereof in connection with the Offering.

10.6 The Corporation covenants and agrees to protect, indemnify and save harmless the Agent and its directors, officers and employees from and against all losses, claims, damages, liabilities, costs or expenses (other than loss of profits), in any way caused, sustained or incurred by reason of or resulting directly from:

          (a) any statement or information contained in or omitted from the Preliminary Prospectus, the Prospectus, any amended Prospectus and additional or ancillary material, information, evidence, return, report, application, statement, table or document that may be filed, or be required to be filed, in connection with the Offering by the Corporation under the Securities Legislation, except information relating solely to the Agent, which, at the time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact or which omits to state any material fact, the omission of which makes the statement false or misleading;

          (b) any breach of the representations, warranties and covenants of the Corporation contained herein;

          (c) any prohibition or restriction of trading in the Common Shares of the Corporation, or any prohibition affecting the distribution of the Common Shares which may be ordered by any one or more competent authorities if such prohibition is based on any statement or omission made by the Corporation in the Prospectus;

          (d) any subscriber effectively rescinding his contract with the Corporation pursuant to a right of rescission under which a subscriber may rescind a contract on the grounds that the Prospectus (or any amendment) contains an untrue statement of a material fact or omits to state a material fact;

          (e) the Prospectus failing to comply with the requirements of the Securities Legislation in the Qualifying Jurisdiction so as to permit the lawful sale of Common Shares or by reason of the Corporation having failed to take or cause to be taken such steps or proceedings as were necessary to permit the lawful sale of Common Shares as contemplated by the Prospectus and as contemplated hereby; and

          (f) any formal inquiry or investigation, whether prior to or subsequent to Closing, into the affairs, records or accounts of the Corporation or into holdings of Common Shares or securities of the Corporation or transactions in Common Shares or securities of the Corporation, which is commenced or contemplated by the Commission or The Alberta Stock Exchange.

10.7 The Corporation will take all necessary action to register the Corporation in a timely manner, whenever the business or property of the Corporation make such registration necessary.

10.8 The Corporation will take all necessary action to complete its application for listing of the Common Shares on The Alberta Stock Exchange, with all reasonable diligence after the Closing.

                                   ARTICLE XI
                             COVENANTS OF THE AGENT
                             ----------------------

11.1      The Agent hereby covenants, subject to the conditions contained in
Article XII hereof, to use its best efforts to solicit subscriptions for Common Shares offered pursuant to the Offering in the Qualifying Jurisdiction.


11.2 The Agent hereby covenants and agrees that it will not solicit subscriptions for Common Shares except in compliance with applicable law and the terms and conditions set forth in the Prospectus and this Agreement and hereby indemnifies the Corporation and agrees to save the Corporation harmless from and against any and all losses, damages, liabilities, costs, expenses, claims or suits caused by or arising out of the Agent's gross misconduct which gives rise to a breach of the covenants in this section 11.2.

11.3      The Agent will deliver to each Purchaser a copy of the Prospectus.

                                  ARTICLE XII
                     CONDITIONS OF THE AGENT'S OBLIGATIONS
                     -------------------------------------

12.1 The obligations of the Agent contained in this Agreement may be terminated by the Agent in the event that prior to the Time of Closing:

          (a) any order operating to restrict, prevent or cease trading in the Common Shares of the Corporation is made pursuant to the Securities Legislation;


          (b) there is any breach or non-performance of any of the covenants of the Corporation herein contained that has not been rectified remedied or waived;

          (c) any adverse change, in the sole opinion of the Agent, occurs in or to the state of the financial markets generally, or specifically relating to the Corporation, its business, assets or undertaking;

          (d) any competent authority commences or gives notice that it intends to commence any formal inquiry or investigation in relation to the Corporation, its affairs, records or accounts or any of the directors or officers of the Corporation, or into any holdings or transactions in the Common Shares of the Corporation other than for a reason relating solely to the conduct of the Agent;

          (e) any new or amended Prospectus discloses information which, in the Agent's opinion, results at any time prior to the Closing in the Purchasers of a material amount of the Common Shams exercising their rights under applicable legislation to withdraw from or rescind their purchase thereof;

               or

          (f) there is any amendment to Securities Legislation which, in the Agent's opinion, will impose any limitations or restrictions on the exercise of the Option or on the subsequent trading of shares which are acquired, or which may be acquired by, the Agent under the Option.

12.2 Any termination of any of the obligations of the Agent hereunder pursuant to the provisions hereof shall be effected by notice to the Corporation. Notwithstanding the giving of any notice of termination hereunder, the provisions of section 10.6 and all rights of action in connection therewith shall survive for a period of two years following such termination and the fees and expenses agreed to be aid by the Corporation, referred to in Article XIV, incurred up to the time of the giving of such notice shall be paid by the Corporation. The rights of the Agent so to terminate this Agreement are in addition to such remedies as it may have in respect of any default, misrepresentation, act or failure to act of the Corporation in respect of any of the transactions contemplated in this Agreement.


                                 ARTICLE XIII
                                  THE CLOSING
                                  -----------

13.1 Subject to the terms and conditions hereof, the Closing shall take place at the Time of Closing at the offices of the Agent, or such other location as the Agent may direct.

13.2 At the Time of Closing, the Corporation shall deliver to the Agent an officer's certificate, in form and substance satisfactory to counsel for the Agent, signed by the President of the Corporation, dated the Closing Date, addressed to the Agent to the effect that, after a reasonable investigation:

          (a) the representations and warranties contained in Article IX hereof are true and correct at and as at the Time of Closing, after giving effect to the transactions contemplated by the Prospectus;

          (b) the Corporation has complied with all covenants and satisfied all the conditions contained herein on its part to be performed or satisfied at or prior to the Closing Date;

          (c) such officer has carefully examined the Prospectus and since the respective dates as of which information is given in the Prospectus, except as set forth in and contemplated by the Prospectus, the Corporation has not incurred any liabilities or obligations, direct or contingent, which, when considered in respect of its business, are material;

          (d) there has been no material adverse change in the assets, financial position or business of the Corporation and the Corporation has not entered into a transaction of a nature material to the Corporation;

          (e) there has occurred no event required to be set forth in an amended Prospectus which has not so been set forth;

          (f) no event of material default under any agreement or instrument pursuant to which indebtedness of the Corporation has been issued has occurred and no event which with the giving of notice or the passage of time or both would constitute an event of material default under any such agreement or instrument has occurred and is continuing; and

          (g) the Corporation holds all requisite licenses, registrations, qualifications, permits and consents necessary for carrying on its business as presently carried on and all such licenses, registrations, qualifications, permits and consents are valid and subsisting and in good standing.

13.3 At the Time of Closing, the Agent shall receive a favorable legal opinion, addressed to the Agent, from counsel to the Corporation, to the effect that:

          (a) the Corporation has been duly incorporated and organized and is validly existing under the laws of the Province of Alberta, and is not in default of its obligations under the Business Corporations Act (Alberta) and has all requisite corporate power and capacity to carry on its business as now conducted and as proposed in the Prospectus to be conducted and to own, lease and conduct operations upon its properties and assets as described in the Prospectus and in the places where such properties and assets are now owned, leased or operated and to perform its obligations hereunder;

          (b) the authorized and outstanding capital of the Corporation is as disclosed in the Prospectus;

          (c) the form of the definitive certificates representing the Common Shares of the Corporation has been approved and adopted by the directors of the Corporation and conform to the requirements of applicable law;

          (d) The Alberta Stock Exchange has conditionally accepted notice of the issuance of the Common Shares offered pursuant to the Offering and has conditionally approved the listing of such Common Shares of the Corporation on such exchange;

          (e) this Agreement has been duly authorized by all necessary corporate action by the Corporation and has been duly executed and delivered by the Corporation;

          (f) the execution and delivery by the Corporation of this Agreement and the performance by the Corporation of its obligations hereunder will not result in any material breach or violation of, or be in conflict with, or constitute a material default under, any term or provision of the constating documents or any shareholders' or directors' resolutions of the Corporation of which counsel is aware, or any agreement of which counsel is aware and to which the Corporation is a party or by which the Corporation is bound;

          (g) the Trustee at its principal offices in the City of Calgary has been duly appointed the transfer agent and registrar for the Common Shares of the Corporation;

          (h) all necessary documents have been filed and proceedings taken under the Securities Legislation to qualify the distribution of the Option to the Agent and the distribution of the Common Shares to the public in the Qualifying Jurisdiction; and

          (i) all necessary corporate action has been taken by the Corporation to authorize the issue of 200,000 additional Common Shares in the event the Agent should exercise the Option to acquire such additional Common Shares pursuant to the Option granted to the Agent under the provisions of the Option Agreement and the additional Common Shares of the Corporation issuable upon the exercise of such Option, when issued and sold in accordance with the terms of the Option Agreement, will be validly issued as fully paid and non-assessable.

          In giving the foregoing opinions counsel for the Corporation may rely upon opinions of local counsel, acceptable to the Agent, as to the laws of jurisdictions other than the Province of Alberta, if any, and as to matters of fact not within their knowledge, upon certificates as to such facts, signed, in the case of the Corporation, by the President or a director of the Corporation.

13.4 At the Time of Closing, the Corporation shall direct the Trustee, as the registrar and transfer agent for the Common Shares, to issue the Common Shares in accordance with the instructions of the Agent.

13.5 At the Time of Closing, the Corporation shall deliver to the Agent payment of the Agent's fee in the form satisfactory to the Agent as provided for in Article III hereof and payment of its expenses, including expenses of the Agent's legal counsel as provided for in Article XIV hereof or the balance owed in respect of such expenses if a prepayment toward expenses has been made in respect thereof.


                                 ARTICLE XIV
                             EXPENSES OF THE ISSUE
                             ---------------------

14.1 Notwithstanding any termination of this Agreement or the cancellation of its obligations by the Agent pursuant to Article XII hereof and, except as otherwise indicated herein, the costs and expenses of or incidental to the creation, issue and offering of the Common Shares including, without limitation, the fees and expenses of counsel for the Corporation and counsel for the Agent, all other reasonable expenses incurred by the Agent in connection with the Offering, the cost of printing and delivering the definitive certificates for the Common Shares, the fees and disbursements of the transfer agent, the cost of preparing, printing and delivering the Prospectuses and the associated fees prescribed by the Securities Legislation in connection with the Offering shall be paid by the Corporation whether or not the Offering is completed as contemplated.

                                   ARTICLE XV
                                    NOTICES
                                    -------

15.1 Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been given or made when delivered at the addresses of the relevant party set forth below or such other address as a party may stipulate in writing:

          (a)  to the Corporation at:

               #106, 1008 Beach Avenue
               Vancouver, B.C.
               V6E 1T7
               Attention: President

          with a copy to:
               1800, 800 - 5th Avenue, S.W.
               Calgary, Alberta
               T2P 3T6
               Attention: Janice Pasay

          (b)  to the Agent at:
               Suite 4400, 400 - 3rd Avenue S.W.
               Calgary, Alberta
               T2P 4H2
               Attention: Manager
          with a copy to:
               Ogilvie and Company
               1600, 407 - 2nd Street, S.W.
               Calgary, Alberta
               T2P 2Y3
               Attention:  Derrick R. Armstrong

          (c)  to the Trustee at:
               411 - 8th Avenue, S.W.
               Calgary, Alberta
               T2P 3E7
               Attention: Stock Transfer Department


                                  ARTICLE XVI
                                 MISCELLANEOUS
                                 -------------

16.1 The Corporation will supply to the Agent copies of all financial and other information given by the Corporation to its public shareholders or to any stock exchange at the time when such information is so given for a period of two years following Closing.

16.2 Time shall be of the essence with respect to the terms and conditions of this Agreement.

16.3 All warranties, representations, covenants, indemnifications and agreements herein contained or contained in certificates or documents submitted pursuant to or in connection with the transactions herein along with all rights of action in connection therewith shall survive the Closing of the purchase by subscribers of Common Shares and shall continue in full force and effect for a period of two years following the Closing Date for the benefit of the Agent and for the benefit of the Corporation.

16.4 The contract created under this Agreement and the rights of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the Province of Alberta. Each of the parties hereto irrevocably attorns to the jurisdiction of the courts of the Province of Alberta.

16.5 All the terms and provisions of this Agreement shall be binding upon, shall enure to the benefit of, and shall be enforceable by and against the parties hereto and their respective successors and assigns, but shall not be assignable, before or after the Time of Closing, without the written consent of the other parties hereto.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement effective the day and year first above written.

                                    KWIKSTAR COMMUNICATIONS LTD.


                                    Per:  /s/  Edward D. Ford
                                        _________________________________

                                    Per:
                                        _________________________________


                                    YORKTON SECURITIES INC.


                                    Per:  /s/  Alan Frame
                                        _________________________________

                                    Per:
                                        _________________________________


                                    MONTREAL TRUST COMPANY OF CANADA


                                    Per:
                                        _________________________________

                                    Per:  /s/  J. Ripplinger
                                        _________________________________

                                  SCHEDULE "A"

                             SHARE OPTION AGREEMENT


MEMORANDUM OF AGREEMENT made as of the ___ day of ________, 1994.


BETWEEN:

               KWIKSTAR COMMUNICATIONS LTD., a corporation incorporated under the laws of the Province of Alberta, with an office in the City of Vancouver, in the Province of British Columbia;

               (the "Corporation")

                         - and -

               YORKTON SECURITIES INC., a corporation incorporated under the laws of the Province of Ontario, with an office in the City of Calgary, in the Province of Alberta

               (the "Agent")


          WHEREAS the Corporation has agreed pursuant to an Agency Agreement dated the 19th day of December, 1994 among the Corporation, Montreal Trust Company of Canada and the Agent, (the "Agency Agreement") to grant the Agent an option to purchase 200,000 common shares in the capital stock of the Corporation in consideration of the Agent's services performed under the Agency Agreement;

          NOW THEREFORE in consideration of the premises, mutual covenants and agreements herein contained, this agreement witnesses and it is understood and agreed by and between the parties hereto as follows:

1.        GRANT OF OPTION
          ---------------

          Subject to the provisions hereinafter contained, the Corporation hereby grants to the Agent an irrevocable non-transferable option (the "Option") to purchase 200,000 common shares (the "Optioned Shares") in the capital stock of the Corporation, as presently constituted, at a price of fifteen ($0.15) cents per share.

2.        TERM OF OPTION
          --------------

          The Agent may exercise the Option on or before 4:30 p.m., Calgary time on the date that is 18 months front the day the issued and outstanding common shares in the capital of the Corporation are listed and posted for trading on The Alberta Stock Exchange (the "Expiry Time"), after which time all rights granted hereunder shall terminate.

3.        MANNER OF EXERCISE
          ------------------

          The Agent may exercise the Option in whole or in part, at any time and from time to time, on or prior to the Expiry Time, by notice in writing given by the Agent to the Corporation at its address for notice set out in the Agency Agreement, specifying the number of Optioned Shares in respect of which it is exercised and accompanied by payment in cash or certified cheque for the purchase price of all of the Optioned Shares specified in such notice, calculated in accordance with Section 1 hereof.

4.        SHARE CERTIFICATES
          ------------------

          Upon exercise of the Option, the Corporation shall cause the transfer agent and registrar of the Corporation to deliver to the Agent, or as the Agent may otherwise in writing direct in the notice of exercise of option, within seven (7) days following the receipt by the Corporation of payment for the number of Optioned Shares so exercised, a certificate or certificates representing in the aggregate the number of Optioned Shares for which payment has been received by the Corporation.

5.        NO RIGHTS OF SHAREHOLDER UNTIL EXERCISE
          ---------------------------------------

          The Agent shall have no rights whatsoever as a shareholder (including any rights to receive dividends or other distribution to shareholders or to vote at a general meeting of shareholders of the Corporation, except as provided in paragraph 8 hereof) other than in respect to shares in respect of which the Agent shall have exercised its right to purchase hereunder and which the Agent shall have actually taken up and paid for.

6.        NON-TRANSFERABLE
          ----------------

          The rights conferred upon the Agent hereunder shall be non-transferable and non-tradeable.

7.        NO FRACTIONAL COMMON SHARES
          ---------------------------

          No fractional Option Shares will be issued on exercise of this Option, or any compensation made for such fractional Option Shares, if any.

8.        ADJUSTMENTS IN EVENT OF CHANGE IN COMMON SHARES
          -----------------------------------------------

          In the event, at any time or from time to time, of a subdivision, consolidation or reclassification of the share capital of the Corporation, the payment of stock dividends by the Corporation or other relevant changes in the capital of the Corporation prior to the exercise by the Agent, in full, of the Option in respect of all of the shares granted herein, the Option with respect to any Option Shares which have not been purchased hereunder at the time of any such change to the capital of the Corporation shall be proportionately adjusted so that the Agent shall from time to time, upon the exercise of the Option, be entitled to receive the number of shares of the Corporation it would have held following such change in the capital of the Corporation if the Agent had purchased the shares and had held such shares immediately prior to such change in the capital of the Corporation.

9.        MERGER, AMALGAMATION OR SALE
          ----------------------------

          If, during the term of the Option, the Corporation shall become merged or amalgamated in or with any other corporation or shall sell the whole or substantially the whole of its assets and undertaking for shares or securities of another corporation, the Corporation will make provision that, upon the exercise of the Option during its unexpired period after the effective date of such merger, amalgamation or sale, the Agent shall receive such number of shares of the continuing or successor corporation in such merger or amalgamation or of the securities or shares of the purchasing corporation as it would have received as a result of such merger, amalgamation or sale if the Agent had purchased shares of the Corporation immediately prior thereto for the same consideration paid on the exercise of this option and had held such shares on the effective date of such merger, amalgamation or sale. Upon such provision being made, the obligation of the Corporation to the Agent in respect of its shares then remaining subject to this option shall terminate and be at an end.

10.       RESERVATION OF SHARES
          ---------------------

          The Corporation shall at all times, during the term of this Agreement, reserve and keep available a sufficient number of unissued common shares to satisfy the requirements hereof.

11.       ENTIRE AGREEMENT
          ----------------

          This Agreement supersedes all other agreements, documents, writings and verbal understandings among the parties relating to the subject matter hereof and represents the entire agreement between the parties relating to the subject matter hereof.

12.       ENUREMENT
          ---------

          Except as otherwise: set forth herein, this Agreement shall be binding upon and enure to the benefit of the respective successors and assigns of the Agent and of the Corporation.

13.       TIME
          ----

          Time shall be of the essence of this Agreement.

          IN WITNESS WHEREOF the parties hereto have hereunto executed and delivered this Agreement as of the day and year first above written.

                                    KWIKSTAR COMMUNICATIONS LTD.



                                    Per:
                                        _________________________________


                                    Per:
                                        _________________________________


                                    YORKTON SECURITIES INC.



                                    Per:
                                        _________________________________


                                    Per:
                                        _________________________________